                                                                    EXHIBIT 26.1

                                                  Registration No. No. 333-70350

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

 STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) [X]

                             TRUST MANAGEMENT, INC.
               (Exact name of trustee as specified in its charter)

                                      TEXAS
   (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                   75-1333672
                     (I.R.S. Employer Identification Number)

                 777 Main Street, Suite 3630, Fort Worth, Texas
                    (Address of principal executive offices)

                                   76102-5304
                                   (Zip code)

                           ROBERT C. FINLEY, PRESIDENT
                           777 Main Street, Suite 3630
                          Fort Worth, Texas 76102-5304
                                 (817) 335-2933
            (Name, address and telephone number of agent for service)

                        TRANSITION AUTO FINANCE IV, INC.
               (Exact name of obligor as specified in its charter)

                                      TEXAS
         (State or other jurisdiction of incorporation or organization)

                                   75-2957399
                     (I.R.S. Employer Identification Number)

                 8144 Walnut Hill Road, Suite 680, Dallas, Texas
                    (Address of principal executive offices)

                                      75231
                                   (Zip code)

                     9% SECURED REDEEMABLE PROMISSORY NOTES
                         (Title of indenture securities)

   The application relates to all of the securities registered pursuant to the delayed offering registration statement.

ITEM 1.           GENERAL INFORMATION

         (a) Trust Management, Inc. (the "Trustee") is subject to the examining or supervisory authority of the following authorities:

                  Texas Department of Banking

         (b)      The Trustee is authorized to exercise corporate trust powers.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  Transition Auto Finance IV, Inc. (the "Obligor"), is not affiliated with the Trustee.

ITEM 3.           VOTING SECURITIES OF THE TRUSTEE.

                  As of November 1, 2001, the Trustee has no outstanding voting securities.

ITEM 4.           TRUSTEESHIPS UNDER OTHER INDENTURES.

                  The Trustee is not a trustee under any other indenture under which any other securities, or certificates of interest or participation in any other securities, of the Obligor are outstanding.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                  Neither the Trustee, nor any of the directors or executive officers of the Trustee is a director, officer, partner, employee, appointee, or representative of the Obligor or of any underwriter for the Obligor.

ITEM 6.           VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
                  OFFICIALS.

                  As of November 1, 2001, neither the Obligor, nor any of its directors, partners or executive officers beneficially owned any voting securities of the Trustee.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

                  As of November 1, 2001, no underwriter for the Obligor, nor any director, partner or executive officer of any such underwriter, beneficially owned any voting securities of the Trustee.

ITEM 8.           SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                  As of November 1, 2001, the Trustee did not beneficially own any securities of the Obligor, nor did the Trustee hold any such securities as collateral security for obligations in default.

ITEM 9.           SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                  As of November 1, 2001, the Trustee did not beneficially own any securities of any underwriter for the Obligor, nor did the Trustee hold any such securities as collateral security for obligations in default.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                  As of November 1, 2001, the Trustee did not beneficially own or hold as collateral security for any obligations in default any voting securities of any person who, to the Trustee's knowledge, (l) owned 10% or more of the voting securities of the Obligor, or (2) is an affiliate, other than a subsidiary, of the Obligor.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                  As of November 1, 2001, the Trustee did not beneficially own or hold as collateral security for any obligations in default any securities of any person, who to the trustee's knowledge, owned 50% or more of the voting securities of the Obligor.

ITEM 12.          INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                  As of November 1, 2001, the Obligor was not indebted to the Trustee.

ITEM 13.          DEFAULTS BY THE OBLIGOR.

                  (a) There has been no default with respect to the securities under this Indenture.

                  (b) The Trustee is not a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Obligor are outstanding, nor a trustee for more than one outstanding series of securities under the indenture.

ITEM 14.          AFFILIATIONS WITH THE UNDERWRITERS.

                  No underwriter of the Obligor is an affiliate of the Trustee.

ITEM 15.          FOREIGN TRUSTEE.

                  This item is not applicable.

ITEM 16.          LIST OF EXHIBITS.

                  16.1. Incorporated by reference to Exhibit 16.1 of Exhibit 26 (Statement of Eligibility of Trust Management Inc.) to registration Statement on Form SB-2 File No. 333-80537.

                  16.2 Incorporated by reference to Exhibit 16.2 of Exhibit 26 (Statement of Eligibility of Trust Management Inc.) to registration Statement on Form SB-2 File No. 333-80537.

                  16.3 Incorporated by reference to Exhibit 16.3 of Exhibit 26 (Statement of Eligibility of Trust Management Inc.) to registration Statement on Form SB-2 File No. 333-80537.

                  16.4 Incorporated by reference to Exhibit 16.4 of Exhibit 26 (Statement of Eligibility of Trust Management Inc.) to registration Statement on Form SB-2 File No. 333-80537.

                  16.5     Not applicable.

                  16.6     Consent of Trustee.

                  16.7     Latest Report of Condition of Trust Management, Inc.

                  16.8     Not applicable.

                  16.9     Not applicable.

NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Trust Management, Inc., a corporation organized and existing under the laws of the State of Texas, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Fort Worth, and State of Texas, on the 15th day of November, 2001.

                                       TRUST MANAGEMENT, INC.
                                             (Trustee)

                                       By: /s/ Robert C. Finley
                                           --------------------
                                           Robert C. Finley, President

                                                                    EXHIBIT 16.6
                               CONSENT OF TRUSTEE


         We hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Commission upon request therefor.


                                       TRUST MANAGEMENT, INC.
                                              (Trustee)

                                       By: /s/ Robert C. Finley
                                           --------------------
                                           Robert C. Finley, President

                                                                    EXHIBIT 16.7

                           TEXAS DEPARTMENT OF BANKING
                                  TRUST COMPANY
                    QUARTERLY REPORT OF CONDITION AND INCOME

================================================================================
Name and Address:
         TRUST MANAGEMENT, INC.
         777 MAIN STREET
         SUITE 3630
         FORT WORTH, TEXAS 76102
--------------------------------------------------------------------------------
Charter Number: 95-37             Reporting Period: January 1 through 09/30/2001
================================================================================

         The Report of Conditions and Income must be printed, signed by an authorized officer (or officers), and attested by not less than three directors other than the officer(s) signing the report.

         I, the undersigned officer, do hereby declare that this Report of Condition and Income has been prepared in conformance with official instructions and is true and correct.

================================================================================
Signature of Officer Authorized To Sign Report:      Date Signed:
/s/ LeAnna Sharp                                     October 31, 2001
--------------------------------------------------------------------------------
Name and Title of Authorized Officer:                Area Code/Phone Number:
LeAnna Sharp, Sr. Vice President                     (817) 335-2933
================================================================================

         We, the undersigned directors, attest the correctness of this Report of Condition and Income and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with official instructions and is true and correct.

--------------------------------------------------------------------------------
Signature of Director:      Signature of Director:       Signature of Director:

/s/ James M. Whitton        /s/ Dee S. Finley, Jr.       /s/ William R. Sarsgard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          SECTION A           TRUST MANAGEMENT, INC.
        BALANCE SHEET         777 MAIN STREET
            as of             SUITE 3630
         09/30/2001           FORT WORTH, TEXAS 76102
     (Month, Day, Year)


-----------------------------------------------------------------------------------------
                                          ASSETS
-----------------------------------------------------------------------------------------
1.  Cash .....................................................................     24075
    1.a  Mutual Funds ........................................................         0
    1.b  Money Market Mutual Funds ...........................................    427147
2.  Investment Securities (Schedule A1, Column B, line 5) ....................    497660
3.  Corporate Stock ..........................................................     25000
4.  Trading Account Securities ...............................................     59797
5.  Loans (net) ..............................................................    121709
6.  Premises, furniture, fixtures and other assets representing premises .....    106996
7.  Real Estate Owned other than premises ....................................         0
8.  Other Assets (Schedule A2, line 16) ......................................    341725
9.  TOTAL ASSETS (sum of 1 through 8) ........................................   1604109
-----------------------------------------------------------------------------------------
                               LIABILITIES & EQUITY CAPITAL
-----------------------------------------------------------------------------------------
10. Accounts Payable .........................................................      3270
11. Accrued Taxes ............................................................      2974
12. Accrued Interest .........................................................     22695
13. Mortgage indebtedness ....................................................         0
14. Other liabilities for borrowed money .....................................         0
15. Subordinated notes and debentures ........................................         0
16. Other liabilities (Schedule A3, line 7) ..................................      8870
17. TOTAL LIABILITIES (sum of 10 through 16) .................................     37809
18. EQUITY CAPITAL & RESERVES (Schedule A4, Column E, line 11) ...............   1566300
19. TOTAL LIABILITIES & EQUITY CAPITAL (sum of 17 and 18) ....................   1604109
-----------------------------------------------------------------------------------------
                            SCHEDULE A1 - INVESTMENT SECURITIES
-----------------------------------------------------------------------------------------
Type of Investments                                          Market Value     Book Value
1.  U.S. Government obligations ...........................       0               0
2.  U.S. Government agencies obligations ..................  497660          497660
3.  State, county and municipal obligations ...............       0               0
4.  Other bonds, notes and debentures .....................       0               0
5.  TOTAL INVESTMENT SECURITIES (sum of 1 through 4) ......       0               0
-----------------------------------------------------------------------------------------
                                SCHEDULE A2 - OTHER ASSETS
-----------------------------------------------------------------------------------------
1.  Accounts Receivable ......................................................    177984
2.  Due from affiliates or subsidiaries (net) ................................         0
3.  Interest earned or accrued but not collected .............................    115082
4.  Prepaid expenses .........................................................     18495
5.  Cash items not in the process of collection ..............................         0
6.  Deferred tax assets (net) ................................................         0
7.  Accrued interest purchased ...............................................         0
8.  Margin accounts ..........................................................         0
9.  Purchased computer software ..............................................     24243
10. Direct lease financing ...................................................         0
11. Investment in unconsolidated subsidiaries & associated companies .........         0
12. Cash surrender value of life insurance policies ..........................         0
13. Furniture and equipment rented to others .................................         0
14. Goodwill .................................................................      5921
15. All other (itemize amounts over 25% of line 16) ..........................         0
16. TOTAL OTHER ASSETS (sum of 1 through 15) .................................    341725
-----------------------------------------------------------------------------------------
                              SCHEDULE A3 - OTHER LIABILITIES
-----------------------------------------------------------------------------------------
1.  Due to affiliates or subsidiaries (net) ..................................         0
2.  Dividends declared but not yet paid ......................................         0
3.  Expenses accrued and unpaid ..............................................      8870
4.  Minority interest in consolidated subsidiaries ...........................         0
5.  Deferred income taxes ....................................................         0
6.  All other (itemize amounts over 25% of line 7) ...........................         0
7.  TOTAL OTHER LIABILITIES (sum of 1 through 6) .............................      8870
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SCHEDULE A4                                  A.              B.              C.                D.              E.
CHANGES IN EQUITY                        Preferred        Common           Surplus          Undivided        Total
CAPITAL                                    Stock           Stock                           Profits and       Equity
(Year to Date)                           (Par Value)     (Par Value)                        Cap. Resv.       Capital
----------------------------------------------------------------------------------------------------------------------
1.   Balance end of previous year               0          39972           960028             507279         1507279
2.   Adjustments                                0              0                0                  0               0
3.   Adjusted balance end of prev. year         0          39972           960028             507279         1507279
4.   Net income (loss)                          0              0                0              96413           96413
5.   Sale, conversion, acquisition or
     retirement of Capital net
     a.  Transactions with own holding
         co. or affiliates                      0              0                0                  0               0
     b.  Other                                  0              0                0                  0               0
6.   Charges incident to mergers and
     absorptions (net)                          0              0                0                  0               0

----------------------------------------------------------------------------------------------------------------------
    CHANGES IN EQUITY                     Preferred       Common           Surplus          Undivided
         CAPITAL                            Stock          Stock                           Profits and    Total Equity
----------------------------------------------------------------------------------------------------------------------
7.   LESS: Cash div. declared on
     Common Stock                               0              0                0                  0               0
8.   LESS: Cash div. declared on
     Preferred Stock                            0              0                0                  0               0
9.   Stock dividend issued                      0              0                0             (25740)         (25740)
10.  Other: inc (dec) (itemize below)           0              0                0             (11652)         (11652)
11.  Balance end of Current Period              0          39972           960028             566300         1566300
----------------------------------------------------------------------------------------------------------------------

MEMORANDA (Press F2 to Add/Change #1, F3 to Add/Change #2)

   1.       Itemize adjustments to shown in item 2:

   2.       Itemize other increases or decreases shown in item 10:
            Unrealized loss on investments
--------------------------------------------------------------------------------

==================================================================================================
                        SCHEDULE B - INCOME AND EXPENSES
==================================================================================================
1.      Operating Income:
    1a.   Interest and fees on loans ..........................................                  0
    1b.   Interest on balances with depositor institutions ....................             123906
    1c.   Interest on U.S. Treasury securities ................................                  0
    1d.   Interest on obligations of other U.S. Gov. agencies and corp ........             177422
    1e.   Interest on obligations of States and political sub. of the U.S. ....                  0
    1f.   Interest on other bonds, notes, and debentures ......................                  0
    1g.   Dividends on corporate stock ........................................               2566
    1h.   Income from lease financing .........................................                  0
    1i.   Income from fiduciary activities (Section D, line 5) ................             383736
    1j.   Other service charges, commissions, and fees ........................               1741
    1k.   Other income (Schedule B1, line 8) ..................................                  0
    1l.   TOTAL OPERATING INCOME (sum of 1a through 1k) .......................             689371

2.      Operating Expenses:
    2a.   Salaries and wages ..................................................             295933
    2b.   Employee benefits ...................................................              34598
    2c.   Audits and examinations .............................................              12000
    2d.   Marketing ...........................................................               1152
    2e.   Interest on borrowed money ..........................................                  0
    2f.   Interest on subordinated notes and debentures .......................                  0
    2g.   Occupancy expense (net of rental income) ............................              70553
    2h.   Furniture and equipment expense .....................................              28500
    2i.   Provision for possible loan losses ..................................                  0
    2j.   Other operating expenses (Schedule B2, line 14) .....................             146819
    2k.   TOTAL OPERATING EXPENSES (sum of 2a through 2j) .....................             589555

3.  Income before income taxes and securities gains (11 minutes 2k) ...........              99816
4.  Securities gains (losses) .................................................              -3403
5.  Applicable income taxes ...................................................                  0
6.  Net income (3 plus or minus 4 and 5) ......................................              96413
7.  Extraordinary items (net of tax effect) ...................................                  0
8.  NET OPERATING INCOME (6 plus or minus 7) ..................................              96413

==================================================================================================
                      SCHEDULE B1 - OTHER OPERATING INCOME
==================================================================================================
1.  Investment advisory services (trust accounts) .............................                  0
2.  Investment advisory services (non-trust accounts) .........................                  0
3.  Income from affiliates (Schedule D1, line 6) ..............................                  0
4   Trading account (net) .....................................................                  0
5.  Equity in net income of unconsolidated subsidiaries .......................                  0
6.  Data processing (non-affiliate) ...........................................                  0
7.  All other (non-affiliate) .................................................                  0
8.  TOTAL OTHER OPERATING INCOME (sum of 1 through 7) .........................                  0
==================================================================================================
                     SCHEDULE B2 - OTHER OPERATING EXPENSES
==================================================================================================
1.  Directors and committee fees ..............................................               3050
2.  Insurance .................................................................               5574
3.  Legal fees ................................................................              10485
4.  Losses on the sale of assets (excluding securities) .......................                  0
5.  Amortization of intangible assets .........................................               5920
6.  Franchise taxes ...........................................................               5400
7.  Travel & entertainment ....................................................               5061
8.  Broker/Dealer (non-affiliate) .............................................               4481
9.  Investment advisory services (non-affiliate) ..............................                  0
10. Referral fees (non-affiliate) .............................................                  0
11. Data processing (non-affiliate) ...........................................              28560
12. Affiliate service(s) (Schedule D2, line 7) ................................                  0
13. All other (non-affiliate) .................................................              78288
14. TOTAL OTHER OPERATING EXPENSES (sum of 1 through 13) ......................             146819
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                 SECTION C                    Em. Benefit    Personal    Estates    Employee    All Other    Totals
           REPORT OF TRUST ASSETS                Trust        Trust                  Benefit       Agy
                                                                                       Agy
--------------------------------------------------------------------------------------------------------------------
1.  Noninterest Bearing Deposits                    0           0          0            0           0            0
2.  Interest Bearing Deposits                       8         126          0            0         619          745
3.  U.S.G. & Agency Obligations                     0           0          0            0        3688         3688
4.  State, Co. & Muni Obligations                   0           0          0            0           0            0
5.  Money Market Mutual Funds                       0           0          0            0       14437        14437
6.  Other Short Term Obligations                    0           0          0            0           0            0
7.  Other Notes & Bonds                             0           0          0            0           0            0
8.  Common & Preferred Stocks                       0         367          0            0           0          367
9.  Real Estate Mortgages                           0           0          0            0           0            0
10. Real Estate                                     0           0          0            0           0            0
11. Miscellaneous Assets                            0           0          0            0           5            5
12. Total Discretionary Assets                      0         493          0            0       18749        19242
13. Total # of Discretionary Assets                 0           4          0            0          45           49
14. Total Non-Discretionary Assets              93072           0          0            0           0        93072
15. Total # of Non-Discretionary Accounts        3324           0          0            0           0         3324
16. TOTAL ASSETS (sum of 12 and 14)             93072         493          0            0       18749       112314
17. TOTAL # OF ACCOUNTS (sum of 13 and 15)       3324           4          0            0          45         3373
18. MEMORANDA TOTAL LIABILITIES                     0           0          0            0           0
--------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                SECTION D - FIDUCIARY INCOME                       (CONFIDENTIAL INFORMATION)
-----------------------------------------------------------------------------------------------
INCOME FROM FIDUCIARY ACTIVITIES
1.              Gross Fees, Commissions & Other Fiduciary Income
         1a.    Employee Benefit Trust Accounts ...................................      197822
         1b.    Personal Trust & Estate Accounts ..................................           0
         1c.    Employee Benefit Agency Accounts ..................................           0
         1d.    Other Agency Accounts .............................................           0
         1e.    Corporate Trust & Agency Accounts .................................      185914
         1f.    All Other Fiduciary Income.........................................           0
         1g.    Gross Fiduciary Income (sum of 1a through 1f) .....................      383736
-----------------------------------------------------------------------------------------------
2.              Settlements, Surcharges & Other Losses)
         2a.    Employee Benefit Trust Accounts - Discretionary Accounts ..........           0
         2b.    Personal Trust & Estate Accounts - Discretionary Accounts .........           0
         2c.    Employee Benefit Agencies - Discretionary Accounts ................           0
         2d.    Other Agency Accounts - Discretionary Accounts ....................           0
         2e.    Employee Benefit Trust Accounts - Non-Discretionary Accounts ......           0
         2f.    Personal Trust & Estate Accounts - Non-Discretionary Accounts .....           0
         2g.    Employee Benefit Agencies - Non-Discretionary Accounts ............           0
         2h.    Other Agency Accounts - Non-Discretionary Accounts ................           0
         2i.    Corporate Trust & Agency Accounts .................................           0
         2j.    All Other Activities ..............................................           0
         2k.    Gross Settlement, Surcharges & Other Losses .......................           0
3.              Recoveries To Previously Reported Losses ..........................           0
4.              Net Settlements, Surcharges & Other Losses ........................           0
-----------------------------------------------------------------------------------------------
5.              FIDUCIARY INCOME (LOSS) ...........................................      383736
===============================================================================================
Gross Settlements, Surcharges & Other Losses by Typo
===============================================================================================
6.              Investment ........................................................           0
7.              Administrative ....................................................           0
8.              Operational .......................................................           0
9.              Gross Settlements, Surcharges & Other Losses ......................           0
-----------------------------------------------------------------------------------------------

====================================================================================================================
                               MEMORANDA (CONFIDENTIAL)                                          Number of Accounts
====================================================================================================================
Non Fiduciary Advisory/Management Accounts ...................................................... 0               0
--------------------------------------------------------------------------------------------------------------------

GENERAL COMMENTS (press F2 to enter/edit comments):


--------------------------------------------------------------------------------------------------------------------
                         SCHEDULE C1                             Class       Type of       Total     No. of Part.
                 COLLECTIVE INVESTMENT FUNDS                      Code         Code        Fund      Acct. in Fund
====================================================================================================================
Name of Fund                                                       0            0            0             0

====================================================================================================================
CLASSIFICATION CODE                                                         TYPE OF FUND
01       Personal Trust                             01 Equity                                07 Mortgage
02       Employee Benefit                           02 Diversified or Balanced               08 Foreign Equity
03       Keogh (HR10)                               03 Fixed Income                          09 Foreign Fixed Income
04       Charitable Trust                           04 Municipal Bond                        10 Index Equity
05       Other                                      05 Real Estate Equity                    11 Index Fixed Income
                                                    06 Short Term Investment                 12 Other

====================================================================================================================
                    SCHEDULE C2                             Number of Accounts       Prin. Amt Out Securities
====================================================================================================================
Type of Account
1.   Corporate Securities Trusteeships ..........................   42          .....................    77195
2.   Tax Exempt & Other Municipal Sec. Trusteeships .............    0          .....................        0
3.   Stock or Bond Transfer Agent or Registrar ..................    0          .....................
4.   Mutual Fund Transfer Agent .................................    0          .....................
5.   Separate Dividend & Interest/Coupon Paying Agent ...........    0          .....................
6.   All Other Corporate Agencies ...............................    0          .....................
7.   TOTALS .....................................................   42          .....................    77195

====================================================================================================================
                    SCHEDULE D1                                                                       (CONFIDENTIAL)
====================================================================================================================
Income for Services Provided TO Affiliate(s)
1.   Investment advisory services ...................................................................        0
2.   Referral Fees ..................................................................................        0
3.   Asset management/custodial .....................................................................        0
4.   Data processing ................................................................................        0
5.   All Other ......................................................................................        0
6.   Total Affiliate Services (sum of 1 through 5) ..................................................        0

====================================================================================================================
                    SCHEDULE D2                                                                       (CONFIDENTIAL)
====================================================================================================================
Expenses for Services Provided BY Affiliates(s)
1.   Broker/Dealer ..................................................................................        0
2.   Investment advisory services ...................................................................        0
3.   Referral Fees ..................................................................................        0
4.   Asset management/custodial .....................................................................        0
5.   Data processing ................................................................................        0
6.   All Other ......................................................................................        0
7.   Total Affiliate Services (sum of 1 through 6) ..................................................        0
====================================================================================================================